UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     November 17, 2006 (November 17, 2006)
                     -------------------------------------

                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-23340                    51-0332317
     --------                       -------                    ----------
  (State or other                  (Commission                (IRS Employer
    jurisdiction                   File Number)           Identification Number)
 of incorporation)


105 Westpark Drive, Suite 200, Brentwood, Tennessee               37027
---------------------------------------------------               -----
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 17, 2006, America Service Group Inc. issued a press release announcing that the State of Florida Department of Corrections posted a notice of its decision to reject all bids to provide comprehensive healthcare services in its Region IV.

     A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.

          99.1 Press Release dated November 17, 2006.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICA SERVICE GROUP INC.



Date: November 17, 2006                      By: /s/ Michael W. Taylor
                                                 -------------------------------
                                                 Michael W. Taylor
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------

99.1         Press release dated November 17, 2006.